UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
___________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2014

Commission file number 001-33606
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VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	98-0501001
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

29 Richmond Road, Pembroke, Bermuda HM 08
(Address of principal executive offices)

Registrant's telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 23, 2014, Validus Specialty, Inc. (the “Aquiror”), a subsidiary of Validus Holdings, Ltd. (“Validus”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Western World Insurance Group, Inc. (“Western World”), the shareholders of Western World (the “Sellers”), Validus (solely for purposes of Article I, Section 5.08, Section 6.08, Section 9.03 and Article XI thereof), and Andrew S. Frazier (in his capacity as the Sellers’ Representative).
Pursuant to the Stock Purchase Agreement, the Acquiror has agreed to purchase, and the Sellers have agreed to sell, all of the issued and outstanding capital stock of Western World for an aggregate purchase price of $690 million in cash, which purchase price is subject to adjustment based on pre-closing payments to shareholders, transaction expenses and the timing of closing as further described in the Stock Purchase Agreement. Pursuant to the Stock Purchase Agreement, Validus has agreed to guarantee the obligations of the Acquiror under the Stock Purchase Agreement.
The Stock Purchase Agreement contains customary representations, warranties and covenants of the Sellers, Western World, the Acquiror and Validus, including covenants requiring Western World to conduct its business in the ordinary course during the interim period between the execution of the Stock Purchase Agreement and the closing of the transaction and requiring the parties to use their respective reasonable best efforts to take all actions necessary to obtain all required governmental and regulatory approvals in connection with the transaction. Pursuant to the Stock Purchase Agreement, the Sellers and the Acquiror have agreed to indemnification obligations for damages resulting from breaches of their respective (and, in the case of the Sellers, Western World’s) representations, warranties and covenants and other stated matters, subject to stated thresholds and limitations. At the closing of the transaction, a portion of the purchase price equal to $34.5 million will be deposited into an escrow account for a limited period of time to satisfy the indemnification obligations of the Sellers and any post-closing adjustment of the purchase price. Subject to certain limited circumstances, the amount deposited in escrow will act as the Acquiror’s sole recourse against the Sellers for breaches of their or Western World’s representations, warranties or covenants.
The closing of the transaction is subject to certain customary conditions, including receipt of required regulatory and antitrust approvals and the absence of a material adverse effect on the business of Western World.
The foregoing description of the Stock Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.
The representations, warranties and covenants of the Acquiror, Validus, Sellers and Western World contained in the Stock Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Stock Purchase Agreement, (b) are subject to materiality qualifications contained in the Stock Purchase Agreement which may differ from what may be viewed as material by investors, (c) are made only as of the date of the closing of the transaction or such other date as is specified in the Stock Purchase Agreement and (d) have been included in the Stock Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Stock Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Stock Purchase Agreement, and not to provide investors with any other factual information regarding the Acquiror, Validus, Sellers, Western World or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Acquiror, Validus or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Stock Purchase Agreement, which subsequent information may or may not be fully reflected in Validus’ public disclosures.

Item 7.01	Regulation FD Disclosure.

The attached unaudited condensed consolidated pro forma financial information is intended to provide investors with information about how the acquisition of Western World might have affected the historical financial statements of Validus if it had been consummated at earlier times. The unaudited condensed consolidated pro forma financial information is for illustrative purposes only and has been prepared by Validus' management, after discussion with Western World's management, and is based on Validus' historical consolidated financial statements and Western World's historical consolidated financial statements. Certain amounts from Western World's historical consolidated financial statements have been reclassified to conform to the Validus presentation. The attached unaudited condensed consolidated pro forma financial information does not necessarily reflect the financial position or results of operations that would have actually resulted had the acquisition occurred as of the dates indicated, nor should they be taken as necessarily indicative of the future financial position or results of operations of Validus or a combined company.
The unaudited condensed consolidated pro forma financial information should be read in conjunction with Validus' Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (the “Validus 10-Q”) and Validus' Annual Report on Form 10-K for the year ended December 31, 2013 (the “Validus 10-K”), each as filed with the United States Securities and Exchange Commission. The unaudited condensed consolidated pro forma financial information gives effect to the proposed acquisition as if it had occurred at March 31, 2014 for the purposes of the unaudited consolidated pro forma balance sheet and at January 1, 2013 for the purposes of the unaudited condensed consolidated pro forma statements of operations for the year ended December 31, 2013 and the three months ended March 31, 2014.
The pro forma information is subject to risks and uncertainties, including those discussed in the Validus 10-Q and the Validus 10-K under the captions “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements.”
The unaudited condensed consolidated pro forma financial information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 7.01, including the information attached hereto as Exhibit 99.1, is being furnished, not filed, pursuant to Regulation FD. Accordingly, such information will not be incorporated by reference into any registration statement filed by Validus under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of such information is not intended to, and does not, constitute a determination or admission by Validus as to the materiality of such information. Such information contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that represent Validus' current expectations and beliefs. The forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. For a detailed discussion of these risks and uncertainties, please see the documents filed by Validus with the United States Securities and Exchange Commission, including the Validus 10-Q and the Validus 10-K. The forward-looking statements set forth Validus' beliefs as of the date that such information was first provided, and Validus assumes no duty to update the forward-looking statements to reflect any change except as required by applicable law.

Item 8.01	Other Events.

On June 23, 2014, Validus issued a press release regarding the execution of the Stock Purchase Agreement. A copy of the press release is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

2.1
Stock Purchase Agreement, dated as of June 23, 2014, by and among Western World Insurance Group, Inc., the shareholders of Western World Insurance Group, Inc., Validus Specialty, Inc., Validus Holdings, Ltd. (solely for purposes of Article I, Section 5.08, Section 6.08, Section 9.03 and Article XI), and Andrew S. Frazier (in his capacity as the Sellers’ Representative).

99.1	Unaudited Condensed Consolidated Pro Forma Financial Information.

99.2	Press Release of Validus Holdings, Ltd., dated June 23, 2014.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2014

VALIDUS HOLDINGS, LTD. (Registrant)
By:	/s/ Robert F. Kuzloski

Name:	Robert F. Kuzloski
Title:	Executive Vice President & General Counsel